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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12
                         FBL SERIES FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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FBL Series Fund, Inc.                                           October 14, 1996

Dear Stockholders of the Growth Common Stock Portfolio,

    On September 25, 1996, we sent to you a Notice of a Special Meeting of Stockholders of the FBL Series Fund, Inc. (the "Fund") to be held on November 7, 1996, together with a Proxy Statement and one or more proxy card(s). Some of you were sent multiple proxies because of your ownership of more than one Portfolio of the Fund or accounts within a Portfolio. For your convenience, another copy of the Notice of Meeting and Proxy Statement is enclosed with this letter.

    Also enclosed is a new proxy card for stockholders of the Growth Common Stock Portfolio to use, instead of the original card(s), to vote their shares of the Growth Common Stock Portfolio. You are being provided a new proxy card for the Growth Common Stock Portfolio because of a printing error on the card that was sent to you on or about September 25, 1996. The two amendments set forth in Proposal Number 2 are to be voted upon separately, as set forth and discussed in the Proxy Statement. The new proxy card enclosed with this letter correctly provides for separate voting on the two amendments, whereas the card previously sent to you did not.

    To assure that your shares are represented, if you do not expect to be present in person at the Special Meeting, you are requested to fill in, sign and mail the enclosed proxy as promptly as possible.

    Please complete and submit the enclosed proxy card for the Growth Common Stock Portfolio, even if you have already submitted the previous proxy card(s). If you have not yet submitted your proxy card(s) for this Portfolio, please use the enclosed proxy card(s) for the Growth Common Stock Portfolio. Your prompt cooperation will be greatly appreciated, and we apologize for any inconvenience.

Sincerely,

[signature to be pasted up]

Edward M. Wiederstein
President